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Exhibit 4.1

COMMON STOCK		COMMON STOCK
NUMBER ZOI 2411	ZEROS & ONES, INC.	SHARES
INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA
		CUSIP 98949E 20 6	SEE REVERSE FOR CERTAIN DEFINITIONS
is certifies that:	SPECIMEN
the record holder of

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, WITHOUT PAR VALUE

ZEROS & ONES, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

[ILLEGIBLE] SECRETARY	ZEROS & ONES, INC. INCORPORATED SEAL April 21, 1995 Nevada	[ILLEGIBLE] CHAIRMAN & CEO PRESIDENT
Countersigned and Registered: U.S. STOCK TRANSFER CORPORATION (Glendale, California) Transfer Agent and Registrar
By
Authorized Officer

    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	—	as tenants in common	UNIF GIFT MIN ACT—	................. Custodian	.................
				(Cust)	(Minor)
TEN ENT	—	as tenants by the entireties		under Uniform Gifts to Minors
JT TEN	—	as joint tenants with right of survivorship and not as tenants in common		Act.................................................. (State)

Additional abbreviations may also be used though not in the above list.

For Value Received                                                   hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(NAME AND ADDRESS OF TRANSFEREE SHOULD BE PRINTED OR TYPEWRITTEN)

Shares
represented by the within Certificate and do hereby irrevocably constitute and appoint
Attorney
to transfer the said Shares on the share register of the within named Corporation, with full power of substitution in the premises.
Dated

SIGNATURE

Signature Guaranteed:

      By

      THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION. (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM PURSUANT TO S.E.C. RULE 17Ad-15.

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  Exhibit 4.1